Income Taxes	6 Months Ended
Jun. 30, 2014
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

      The Company's effective tax rate was 96.9% compared to a negative effective tax rate of 13.3% for the three-month periods ended June 30, 2014 and 2013, respectively, and 164.8% and 2.2% in the six-month periods ended June 30, 2014 and 2013, respectively. The Company's effective tax rate has varied significantly due to the changes in the mix of income (loss) between the U.S. and Israel, as well as the impact of the tax benefit as a result of the realization of the deferred tax liability associated with the amortization of the intangible assets. The income of $6.9 million attributable to the change in fair value of the Company's earn-out obligations in the six-month period ended June 30, 2014, is non-taxable, and therefore had a significant impact on the effective tax rate in this period.